                                                                    Exhibit 10.2


                                ESCROW AGREEMENT

         This ESCROW AGREEMENT (this "ESCROW AGREEMENT") is entered into as of November 15, 2004, by and among MOBILEPRO CORP., a Delaware corporation (the "COMPANY"), DAVEL COMMUNICATIONS, INC., a Delaware corporation ("Davel"), certain stockholders of Davel listed on Exhibit A hereto (collectively as the "SELLING LENDERS"), WELLS FARGO FOOTHILL, INC., a California corporation, as agent and representative of the Selling Lenders (the "SELLING LENDERS' REPRESENTATIVE"), and MELLON INVESTOR SERVICES LLC, a New Jersey limited liability company, as escrow agent (the "ESCROW AGENT").

                                    RECITALS

         A. Davel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the "PURCHASER"), the Company, and the Selling Lenders of the Company have entered into a certain Loan Purchase Agreement and Transfer and Assignment of Shares dated as of September __, 2004 (the "PURCHASE AGREEMENT") pursuant to which the Purchaser shall acquire certain loans of Davel from the Selling Lenders. In connection with such transaction, the Selling Lenders shall also transfer and assign, or cause to be transferred and assigned, to Purchaser all of the issued and outstanding shares of capital stock of Davel held by them and their affiliates (collectively, the "MAJORITY SHARES").

         B. Pursuant to the Purchase Agreement, the Company has agreed for the benefit of the owners of capital stock of Davel other than the Selling Lenders and their affiliates (collectively, the "MINORITY Stockholders") to purchase all of the approximately 4.8% of the shares of capital stock of Davel held by the Minority Stockholders (collectively, the "PUBLIC SHARES"). The Purchase Agreement provides that an escrow fund be established to fund certain payments required to be made to the Minority Stockholders in the event the Company fails to make an offer to purchase the Public Shares in accordance with the terms of the Purchase Agreement.

         C. The parties desire to establish the escrow fund required by the Purchase Agreement and to provide for such escrow fund to be maintained and released on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

The parties to this Escrow Agreement hereby agree as follows:

         1. APPOINTMENT OF ESCROW AGENT. The Escrow Agent is hereby appointed to act, and the Escrow Agent agrees to act, as escrow agent as expressly set forth under this Escrow Agreement.

         2. ESCROW AND INDEMNIFICATION.

                  (A) ESCROW FUND. The escrow fund (the "ESCROW FUND") shall consist of the following: $450,000 in cash, plus such interest as may be earned on the Escrow Fund, invested

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as authorized herein, from the date such amounts are delivered to the Escrow
Agent until the Escrow Fund is disbursed as provided herein.

         3. ADMINISTRATION OF ESCROW FUND. The Escrow Agent shall administer the Escrow Fund as follows:

                  (A) DUTIES OF ESCROW AGENT. The Escrow Agent shall (i) hold and safeguard the Escrow Fund during the period beginning on the date of this Agreement and ending upon the payment of the Escrow Fund as provided herein (but not later than seven (7) months after the date hereof, as tolled and extended by any Negotiation Period defined in Section 3(f)(i) hereof and the time period of any arbitration held pursuant to Section 3(f)(ii) hereof) (the "ESCROW PERIOD"),
(ii) treat the Escrow Fund in accordance with the terms of this Escrow Agreement and not as the property of Escrow Agent, and (iii) hold and dispose of the Escrow Fund only in accordance with the terms of this Escrow Agreement.

                  (B) INVESTMENT; INTEREST. The Escrow Agent is hereby authorized and directed to hold the Escrow Fund and shall invest such Escrow Fund in Class B Shares of the Dreyfus General Money Market Fund. The Escrow Agent shall have no duty, responsibility or obligation to invest any funds or cash held in the Escrow Account other than in accordance with this Section 3(b). Interest accruing on, and any profit resulting from, such investments shall be distributed with the principal amount of the Escrow Fund as provided in this Agreement, and all references to the "Escrow Fund" shall be construed to include any interest then earned. The Escrow Agent shall have no liability or responsibility for any investment losses, including without limitation any market loss on any investment liquidated (whether at or prior to maturity) in order to make a payment required under this Escrow Agreement. The Escrow Agent may, in making or disposing of any investment permitted by this Escrow Agreement, deal with itself, in its individual capacity, or any of its affiliates, whether or not it or such affiliate is acting as a subagent of the Escrow Agent or for any third person or dealing as principal for its own account.

                  (C) DISBURSEMENT OF ESCROW FUNDS. The Escrow Agent is hereby directed and authorized to distribute the Escrow Funds either to the Selling Lenders or to the Minority Stockholders as provided in this Section 3(c).

                           (I) On or before the date one hundred eighty-five
(185) days after the date hereof (or if such date is not a business day, the immediately following business day), the Company shall deliver to the Escrow Agent, Davel and the Selling Lenders' Representative, and the Escrow Agent shall have received, a certificate signed by any officer of the Company substantially in the form attached hereto as Exhibit B (the "OFFICER'S CERTIFICATE") certifying that the Company has made the Tender Offer (as that term is defined in the Purchase Agreement) to the Minority Stockholders within one-hundred eighty (180) days after the Closing (as that term is defined in the Purchase Agreement). Such date shall be referred to herein as the "TENDER OFFER DEADLINE." In the event that the Escrow Agent receives such an Officer's Certificate, the Escrow Agent shall under no circumstances have any duty to verify or confirm that the Company delivered such Officer's Certificate to any other party or that a Tender Offer has been made, and the Escrow Agent may conclusively presume that the Company delivered such Officer's

Certificate to Davel and the Selling Lenders' Representative on the same date that such Officer's Certificate was delivered to the Escrow Agent.

                           (II) In the event the Escrow Agent does not receive
an Officer's Certificate as described in the preceding paragraph (i) within one hundred eighty-five (185) days after the date hereof (or if such date is not a business day, the immediately following business day), the Escrow Agent is hereby authorized and directed to distribute the entire amount of the Escrow Fund to the Minority Stockholders in the same proportion as their respective holdings of the Public Shares as of the date of the Tender Offer Deadline. The Escrow Agent shall give written notice to the Company, Davel and the Selling Lenders' Representative promptly if the Escrow Agent shall not have received the Officer's Certificate by the date described in paragraph (i) of this Section ("NOTICE OF INTENT TO DISTRIBUTE TO MINORITY STOCKHOLDERS"). Any distribution of the Escrow Fund to the Minority Stockholders shall then be made as further described in Section 3(d) below.

                           (III) In the event the Company delivers the Officer's
Certificate as described in paragraph (i) of this Section and the Escrow Agent receives no objections to such Officer's Certificate in the form required by
Section 3(e) hereof from Davel, the Selling Shareholders' Representative or any Minority Stockholder within ten (10) days after receipt of the Officer's Certificate by the Escrow Agent, Davel and the Selling Lenders, then the Escrow Agent is hereby authorized and directed to distribute the entire amount of the Escrow Fund to the Selling Lenders in accordance with the percentage set forth for such Selling Lender on Exhibit A. Amounts distributed from the Escrow Fund to the Selling Lenders shall be paid by wire transfer according to the instructions set forth on Exhibit A for each Selling Lender (or according to such other wire instructions as a Selling Lender may subsequently provide in writing to the Escrow Agent).

                  (D) DISTRIBUTION TO MINORITY STOCKHOLDERS.

                           (I) In the event the Escrow Funds are to be
distributed to the Minority Stockholders as provided in Section 3(c)(ii), then promptly following the Tender Offer Deadline (or following the resolution of any dispute initiated under Section 3(e) of this Agreement), Davel shall determine the identity of the Minority Stockholders and the number of Public Shares held by each such Minority Stockholder as of the date of the Tender Offer Deadline, and Davel shall calculate the percentage of the Escrow Funds to be allocated to each Minority Stockholder by dividing (x) the number of Public Shares held by such Minority Stockholder by (y) the total number of Public Shares then issued and outstanding. Davel shall deliver to the Escrow Agent, the Company and the Selling Lender's Representative a notice signed by an officer of Davel setting forth the names of each of the Minority Stockholders and for each Minority Stockholder the percentage of the Escrow Funds to be allocated to such Minority Stockholder and the dollar amount of the distribution of Escrow Funds based on such percentage (the "MINORITY STOCKHOLDER DISTRIBUTION NOTICE"), substantially in the form attached hereto as Exhibit C. The Minority Stockholder Distribution Notice delivered by Davel shall be conclusive and, absent manifest error, shall not be subject to dispute by any person or entity. The Escrow Agent shall be entitled to rely on the Minority Stockholder Distribution Notice for purposes of distributing the

Escrow Funds to Minority Stockholders, and the Escrow Agent shall have no duty to confirm or verify the validity of the information contained therein.


                           (II) In the event the Escrow Funds are to be
distributed to the Minority Stockholders as described in Section 3(c)(ii) hereof, the Escrow Agent is hereby authorized and directed to distribute by check to each Minority Stockholder his, her or its share of the Escrow Fund pursuant to the Minority Stockholder Distribution Notice. Such distributions shall be made promptly (but in no event more than fifteen (15) days) after the Escrow Agent's receipt of the Minority Stockholder Distribution Notice.

                  (E) OBJECTIONS TO DISTRIBUTION. The Escrow Agent shall not distribute the Escrow Fund to either the Selling Lenders or the Minority Stockholders until ten (10) days after Escrow Agent's receipt of the Officer's Certificate from the Company or delivery by the Escrow Agent of the Notice of Intent to Distribute to Minority Stockholders. If the Escrow Agent shall not have received any signed written objection to the Officer's Certificate or to the Notice of Intent to Distribute to Minority Stockholders from Davel, the Selling Lenders' Representative or any of the Minority Stockholders within such 10-day period (a "DISPUTE NOTICE"), then the Escrow Agent is hereby authorized and directed to distribute the Escrow Funds as provided in Section 3(c). In the event a Dispute Notice is timely received by the Escrow Agent, the Escrow Agent shall continue to hold the Escrow Funds pending resolution of such dispute as provided in Section 3(f) below.

                  (F) RESOLUTION OF CONFLICTS; ARBITRATION.

                           (I) If the Escrow Agent receives any Dispute Notice,
it shall promptly send copies of such Dispute Notice to each of the Company, the Selling Lenders' Representative and Davel. Thereafter, the Company, the Selling Lenders' Representative and, if the Dispute Notice is given by a Minority Stockholder, such Minority Stockholder, shall attempt in good faith to agree upon the rights of the respective parties with respect to the dispute within thirty (30) days after the Escrow Agent's receipt of the Dispute Notice (the "NEGOTIATION PERIOD"). If the Company, the Selling Lenders' Representative and the Minority Stockholder, if any, should so agree during the Negotiation Period, a memorandum setting forth such agreement, and the manner of distribution of the Escrow Fund shall be prepared and signed by all such parties and furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely conclusively on any such memorandum, shall have no duty to confirm or verify the validity of such memorandum and is hereby authorized and directed to distribute the Escrow Fund in accordance with the terms of such memorandum.

                           (II) If no such agreement has been reached by the end
of the Negotiation Period, any of the Company, the Selling Lenders' Representative and/or any Minority Stockholder giving a Dispute Notice, may demand arbitration of the matter. In any event, the matter shall be settled by arbitration conducted by three arbitrators, as follows. Within 15 days after the delivery of a written demand for arbitration to the other parties (with a copy to Davel and the Escrow Agent), the Company and either the Selling Lenders' Representative, if the Dispute Notice is given by Selling Lenders who held a majority-in-interest of the Company Debt

(as such term is defined in the Purchase Agreement, as such interest is reflected for each Selling Lender in the allocations on Exhibit A hereto), or a Minority Stockholder, if the Dispute Notice is given by a Minority Stockholder, shall each select one arbitrator. The third arbitrator shall be selected as soon as practicable by agreement of the first two arbitrators or, failing such agreement, by the American Arbitration Association. The arbitration shall be conducted in the city of Cleveland, Ohio. The written decision of a majority of the three arbitrators as to the distribution of the Escrow Fund shall be binding and conclusive upon the parties to this Escrow Agreement, and notwithstanding anything to the contrary in Section 3(c) hereof, the Escrow Agent shall be conclusively entitled to act in accordance with such decision and to distribute the Escrow Fund in accordance with such decision. The arbitrators shall award reimbursement to the prevailing party in the arbitration of its reasonable expenses of the arbitration (including costs and reasonable attorneys' fees). The award of the arbitrators shall be the sole and exclusive monetary remedy of the parties to this Escrow Agreement and shall be enforceable in any court of competent jurisdiction. Notwithstanding the foregoing, any party to this Escrow Agreement shall be entitled to seek injunctive relief or other equitable remedies from any court of competent jurisdiction.

         4. RELEASE OF ESCROW FUND. Subject to the provisions of this Section 4, the Escrow Fund shall remain in existence during the Escrow Period. The Escrow Period shall expire upon the distribution of the Escrow Funds pursuant to
Section 3.

         5. SELLING LENDERS' REPRESENTATIVE.

                  (A) Each Selling Lender hereby (a) consents to the establishment of the Escrow Fund and (b) irrevocably authorizes and appoints Wells Fargo Foothill, Inc. as its true and lawful attorney in fact and agent, to act in its name, place and stead as contemplated by this Escrow Agreement, and to execute in its name, and on behalf of the Selling Lender, this any other agreement, certificate, instrument and document to be delivered by the Selling Lenders, if any, in connection with this Escrow Agreement.

                  (B) No bond shall be required of the Selling Lenders' Representative, and the Selling Lenders' Representative shall not receive compensation for its services. Notices or communications to or from the Selling Lenders' Representative shall constitute notice to or from each of the Selling Lenders.

                  (C) The Selling Lenders' Representative shall not be liable for any act done or omitted under this Escrow Agreement as the Selling Lenders' Representative while acting in good faith and in the absence of gross negligence or willful misconduct. In taking any action under this Escrow Agreement, the Selling Lenders' Representative shall be entitled to rely on any notice, paper or other document reasonably believed by it to be genuine, or upon any evidence reasonably deemed by it, in its good faith judgment, to be sufficient. The Selling Lenders shall severally protect, defend, indemnify and hold harmless the Selling Lenders' Representative from and against any loss, liability or expense incurred by the Selling Lenders' Representative without gross negligence, bad faith or willful misconduct on the part of the Selling Lenders' Representative and arising out of or in connection with the acceptance or administration of the Selling Lenders' Representative's duties under this Escrow Agreement, including the reasonable fees and expenses of any legal counsel retained by the Selling Lenders' Representative. The Selling Lenders' Representative may consult with counsel in connection with its duties under this Escrow Agreement and shall be fully protected in any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel.

                  (D) A decision, act, consent or instruction of the Selling Lenders' Representative shall constitute a decision of all of the Selling Lenders and shall be final, binding and conclusive upon each Selling Lender, and all of the parties hereto may rely upon any such decision, act, consent or instruction of the Selling Lenders' Representative as being the decision, act, consent or instruction of each and every Selling Lender. The Company, Davel and the Escrow Agent and any other persons are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of the Selling Lenders' Representative under this Escrow Agreement.

                  (E) The Selling Lenders' Representative may resign at any time. Upon such resignation, the Selling Lenders who held a majority-in-interest of the Company Debt (as such term is defined in the Purchase Agreement, as such interest is reflected for each Selling Lender in the allocations on Exhibit A hereto) shall appoint a new Selling Lenders' Representative to replace such resigning Selling Lenders' Representative with the same powers and duties as such resigning Selling Lenders' Representative.

         6. ESCROW AGENT.

                  (A) The Company and the Selling Lenders' Representative acknowledge and agree that the Escrow Agent (i) shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement with respect to the Escrow Agent (and no implied obligations); (ii) shall not be obligated to expend or risk its own funds or take any legal or other action under this Escrow Agreement that would, in its reasonable judgment, result in a material expense or liability unless the Escrow Agent shall have been furnished with indemnity acceptable to it; and (iii) may conclusively rely on and shall be protected in acting or refraining from acting upon the most recent version of any written notice, instruction, instrument, statement, request or document furnished to it under this Escrow Agreement and reasonably believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof. Without limiting the foregoing, the Escrow Agent shall not be subject to, nor be required to comply with or determine if any person or entity has complied with, the Purchase Agreement or any other agreement between and among the parties hereto, even though reference thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.

                  (B) The Escrow Agent is hereby expressly authorized to comply with and obey any order, judgment or decree of any court of competent jurisdiction or a written decision of arbitrators. If the Escrow Agent shall obey or comply with any such order, judgment or decree or written decision of arbitrators, the Escrow Agent shall not be liable to any of the parties to this Escrow Agreement or to any other person or entity by reason of such compliance, notwithstanding any such order, judgment, decree or written decision being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  (C) The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Escrow Agreement or any documents or papers deposited or called for under this Escrow Agreement.

                  (D) The Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Escrow Agreement or any documents deposited with the Escrow Agent.

                  (E) The Escrow Agent may engage or be interested in any financial or other transaction with the Company or any party hereto or affiliate thereof, and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such party or affiliate, as freely as if it were not the Escrow Agent hereunder.

                  (F) The Escrow Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of the Escrow Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication).

                  (G) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to the Company, Davel, the Selling Lenders' Representative, the Selling Lenders or any other person or entity for any error in judgment or action taken, suffered or omitted to be taken by it or any of its directors, officers or employees under this Escrow Agreement except in the case of gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for acting in accordance with a notice, instruction, direction, request or other communication, paper or document signed by an officer of the Company and the Selling Lenders' Representative or otherwise in accordance with this Escrow Agreement. Anything to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage. Any liability of the Escrow Agent under this Escrow Agreement shall be limited to the amount of fees paid to the Escrow Agent under this Agreement. Subject to Section 6(i) below, the Company covenants and agrees to indemnify the Escrow Agent and hold it harmless from and against any fee, loss, claim, cost, penalty, fine, settlement, damages, liability or expense (including reasonable attorney's fees and expenses) (an "ESCROW LOSS") incurred by the Escrow Agent arising out of or in connection with this Escrow Agreement, including but not limited to, the execution and delivery of this Escrow Agreement, the Escrow Agent's performance of its obligations in accordance with the provisions of this Escrow Agreement or with the administration of its duties under this Escrow Agreement, unless such Escrow Loss shall arise out of or be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction).

                  (H) The Company agrees to indemnify and hold the Escrow Agent harmless from and against any taxes and governmental charges, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any payment or other activities under this Escrow Agreement unless any such tax, governmental charge, addition for late payment, interest, penalty or other expense shall arise out of or be caused by the gross negligence, bad faith or willful misconduct of the Escrow Agent (each as finally determined by a court of competent jurisdiction).

                  (I) The costs and expenses incurred in enforcing any right of indemnification set forth in this Escrow Agreement shall also be paid by the Company.

                  (J) The Escrow Agent may resign at any time with at least thirty (30) days' prior written notice to the Company, Davel and the Selling Lenders' Representative; provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent, which shall be accomplished as follows. The Company and the Selling Lenders' Representative shall use their commercially reasonable best efforts to mutually agree upon a successor agent within thirty (30) days after receiving such notice. If the parties fail to agree upon a successor escrow agent within such time, the Company, with the consent of the Selling Lenders' Representative (which shall not be unreasonably withheld), shall have the right to appoint a successor escrow agent. The successor escrow agent selected in the preceding manner shall execute and deliver an instrument accepting such appointment and it shall thereupon be deemed to be the Escrow Agent under this Escrow Agreement and it shall without further acts be vested with all the estates, properties, rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent. The predecessor Escrow Agent shall provide the successor Escrow Agent with such records relating to this Escrow Agreement as the successor Escrow Agent may reasonably request to perform its duties under this Agreement. If no successor escrow agent is named, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. Thereafter, the predecessor Escrow Agent shall be discharged from any further duties and liabilities under this Escrow Agreement. The provisions of Sections 6(g) and 6(h) hereof shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

                  (K) The Escrow Agent shall be under no duty to institute or defend any proceeding unless the subject of such proceeding is part of its duties under this Agreement. In the event of any dispute between the parties to this Escrow Agreement, or between any of them and any other person or entity, resulting in adverse claims or demands being made upon any of the Escrow Funds, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, the Escrow Agent may, at its option, file a suit as interpleader in a court of appropriate jurisdiction, or refuse to comply with any claims or demands on it, or refuse to take any other action under this Agreement, so long as such dispute shall continue or such doubt shall exist. The Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of appropriate jurisdiction or (ii) all differences and doubt shall have been resolved by agreement among all of the interested parties, and the Escrow Agent shall have been notified thereof in a writing signed by all such parties. The rights of the Escrow Agent under this Section are cumulative of all other rights which it may have by law or otherwise.

         7. FEES, EXPENSES AND TAXES. The Company agrees to pay or reimburse the Escrow Agent for its normal services under this Escrow Agreement in accordance with the fee schedule attached to this Escrow Agreement as Exhibit D. The Escrow Agent shall be entitled to reimbursement upon thirty (30) days' written notice for all expenses and disbursements incurred in connection with this Escrow Agreement, and payment of any legal fees and expenses incurred by the Escrow Agent in connection with the execution, delivery and amendment, if any, of this Escrow Agreement, Escrow Agent's performance of its obligations in accordance with the provisions of this Escrow Agreement, the administration of its duties under this Escrow Agreement or the resolution of any claim by any party under this Escrow Agreement. Taxes incurred with respect to the earnings of the Escrow Fund and payments made under this Escrow Agreement shall be paid by the party to whom such earnings are distributed (or to be distributed) or to whom such payment is made.

         8. MISCELLANEOUS.

                  (A) AMENDMENTS AND WAIVERS. Any term of this Escrow Agreement may be amended or waived with the written consent of the Company, the Escrow Agent and the Selling Lenders' Representative, or their respective permitted successors and assigns. Any amendment or waiver effected in accordance with this
Section 8(a) shall be binding upon the parties and their respective successors and assigns.

                  (B) SUCCESSORS AND ASSIGNS. The terms and conditions of this Escrow Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Escrow Agreement. Nothing in this Escrow Agreement, express or implied, is intended to confer upon any party other than the parties to this Escrow Agreement and the Minority Stockholders or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Escrow Agreement, except as expressly provided in this Escrow Agreement.

                  (C) GOVERNING LAW; JURISDICTION; VENUE. This Escrow Agreement and all acts and transactions pursuant to this Escrow Agreement and the rights and obligations of the parties shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law; provided, however, that all provisions regarding the rights, duties and obligations of the Escrow Agent shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely within that state.

                  (D) COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (E) HEADINGS. The headings used in this Escrow Agreement are used for convenience only and are not to be considered in construing or interpreting this Escrow Agreement.

                  (F) NOTICES. Any notice required or permitted by this Escrow Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three days after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

                  If to the Company:

                           6701 Democracy Boulevard, Suite 300
                           Bethesda, Maryland  20817
                           Attention:  Jay Wright, President
                           Facsimile No.: (301) 315-9027
                           Telephone No.: (301) 315-9040

                  With a copy to:

                           Schiff Hardin LLP
                           1101 Connecticut Avenue, N.W.
                           Suite 600
                           Washington, D.C.  20036
                           Attention:  Ernest M. Stern, Esq.
                           Facsimile No.:  (202) 778-6460
                           Telephone No.:  (202)-778-6461

                  If to the Selling Lenders' Representative:

                           Wells Fargo Foothill, Inc.
                           2450 Colorado Avenue
                           Suite 3000 West
                           Santa Monica, CA  90404
                           Attention:       Amy Lam
                           Facsimile No.: 310-453-7141
                           Telephone No.: 310-453-7365

                  With a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           515 South Flower Street, 25th Floor
                           Los Angeles, CA  90071
                           Attention:  Richard Pugh, Esq.
                           Facsimile No.:  (213) 683-6000
                           Telephone No.:  (213) 996-3003

                  If to Davel:

                           Davel Communications, Inc.
                           200 Public Square
                           Suite 700
                           Cleveland, OH  44114
                           Attention:  President
                           Facsimile No.: 216-875-4337
                           Telephone No.: 216-241-2555

                  With a copy to:

                           Hahn Loeser & Parks LLP
                           3300 BP Tower
                           200 Public Square
                           Cleveland, Ohio  44114
                           Attention:  F. Ronald O'Keefe, Esq.
                           Facsimile No.: (216) 241-2824
                           Telephone No.:(216) 621-0150

                  If to the Escrow Agent:

                           Mellon Investor Services, L.L.C.
                           520 Pike Street, Suite 1220
                           Seattle, WA  98101
                           Attention:  Relationship Manager
                           Facsimile No.: (206) 674-3059
                           Telephone No.: (206) 674-____

                  With a copy to:

                           Mellon Investor Services, L.L.C.
                           85 Challenger Road
                           Ridgefield Park, NJ  07660
                           Attention:  General Counsel
                           Facsimile No.: (201) 296-4004
                           Telephone No.: (201) 296-4926

                  If to the Selling Lenders, to the names and addresses for each Selling Lender as set forth in Exhibit A to this Agreement or as subsequently provided by such Selling Lender to the other parties in writing. The parties shall be entitled to rely on such writing in sending notices and shall not be liable for sending notices to the address stated in such writing rather than to the address set forth in Exhibit A to this Agreement.

                  (G) SEVERABILITY. If one or more provisions of this Escrow Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as closely as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Escrow Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (H) ENTIRE AGREEMENT. This Escrow Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Escrow Agreement, and supercedes all prior agreements and understandings (written or oral) of the parties with respect to the subject matter of this Escrow Agreement.

                  (I) ADVICE OF LEGAL COUNSEL. Each party acknowledges and represents that, in executing this Escrow Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Escrow Agreement. This Escrow Agreement shall not be construed against any party by reason of the drafting or preparation of this Escrow Agreement.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.


                              MOBILEPRO CORP.

                              By:   /S/ JAY O. WRIGHT
                                 ---------------------------------------------
                              Name: Jay O. Wright
                                   -------------------------------------------
                              Its:  President and Chief Executive Officer
                                  --------------------------------------------


                              DAVEL COMMUNICATIONS, INC.

                              By:   /S/ WOODY M. MCGEE
                                 ---------------------------------------------
                              Name: Woody M. McGee
                                   -------------------------------------------
                              Its:  President
                                  --------------------------------------------


                              MELLON INVESTOR SERVICES
                              SHAREHOLDER SERVICES, L.L.C.,
                              as Escrow Agent


                              By:   /S/ EDWARD J. EISMONT
                                 ---------------------------------------------
                              Name: Edward J. Eismont
                                   -------------------------------------------
                              Its:
                                  --------------------------------------------


                              WELLS FARGO FOOTHILL, INC.
                              as Selling Lenders' Representative


                              By:   /S/ AMY LAM
                                 ---------------------------------------------
                              Name: Amy Lam
                                   -------------------------------------------
                              Its:  Vice President
                                  --------------------------------------------


                              THE SELLING LENDERS:

                              CERBERUS PARTNERS, L.P.


                              By:   /S/ KEVIN GENDA
                                 ---------------------------------------------
                              Name: Kevin Genda
                                   -------------------------------------------
                              Its:  Managing Director
                                  --------------------------------------------

                              WELLS FARGO FOOTHILL, INC.


                              By:   /S/ AMY LAM
                                 ---------------------------------------------
                              Name: Amy Lam
                                   -------------------------------------------
                              Its:  Vice President
                                  --------------------------------------------


                              FOOTHILL PARTNERS, III, L.P.


                              By:   /S/ DENNIS R. ASCHER
                                 ---------------------------------------------
                              Name: Dennis R. Ascher
                                   -------------------------------------------
                              Its:  Managing General Partner
                                  --------------------------------------------


                              ABLECO FINANCE LLC


                              By:   /S/ KEVIN GENDA
                                 ---------------------------------------------
                              Name: Kevin Genda
                                   -------------------------------------------
                              Its:  S. V. P.
                                  --------------------------------------------


                              ARK CLO 2000-1 LIMITED


                              By:   /S/ LYNN TILTON
                                 ---------------------------------------------
                              Name: Lynn Tilton
                                   -------------------------------------------
                              Its:  Manager
                                  --------------------------------------------


                              BNP PARIBAS


                              By:   /S/ BROCK T. HARRIS      /S/ FLETCHER DUKE
                                 ---------------------------------------------
                              Name: Brock T. Harris          Fletcher Duke
                                   -------------------------------------------
                              Its:  Director                 Director
                                  --------------------------------------------

                              PNC BANK, N.A.


                              By:   /S/ FRANK P. DEVINE
                                 ---------------------------------------------
                              Name: Frank P. Devine
                                   -------------------------------------------
                              Its:  Vice President
                                  --------------------------------------------


                              U.S. BANK, N.A.


                              By:   /S/ JAMES P. CECIL
                                 ---------------------------------------------
                              Name: James P. Cecil
                                   -------------------------------------------
                              Its:  Vice President
                                  --------------------------------------------


                              AVENUE SPECIAL SITUATIONS FUND II, L.P.


                              By:   /S/ MARC LASRY
                                 ---------------------------------------------
                              Name: Mark Lasry
                                   -------------------------------------------
                              Its:  Managing Member
                                  --------------------------------------------


                              MORGAN STANLEY PRIME INCOME TRUST


                              By:   /S/ KEVIN EGAN
                                 ---------------------------------------------
                              Name: Kevin Egan
                                   -------------------------------------------
                              Its:  Vice President
                                  --------------------------------------------